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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 1, 2003
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                       Network-1 Security Solutions, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                  1-14896                    11-3027591
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(State or other jurisdiction      (Commission                 (IRS Employer
     of incorporation)            File Number)             Identification No.)



              445 Park Avenue, Suite 2900, New York, New York 10021
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (212) 829-5770


                                       N/A
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         (Former name or former address, if changed since last report.)

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Item 5.  Other Events and Required RD Disclosure
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On July 2, 2003, Network-1 Security Solutions, Inc. issued a press release announcing that it had entered into a settlement agreement with Richard
Kosinski, its former President and Chief Executive Officer, with respect to a lawsuit commenced by Mr. Kosinski in January 2003 in which he asserted claims for severance, bonus compensation and other benefits allegedly due him. In accordance with the settlement agreement, Network-1 paid Mr. Kosinski the sum of $126,750 to resolve all claims and Mr. Kosinski forfeited options to purchase 1,200,000 shares of Network-1 common stock.
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                                    SIGNATURE
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 NETWORK-1 SECURITY SOLUTIONS, INC.



Dated:  July 7, 2003             By:  /s/Edward James
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                                      Name: Edward James
                                      Title: Interim Chief Executive Officer and
                                      Chief Financial Officer